UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	April 30, 2026

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange
3.875% Notes due 2026	GLW26	New York Stock Exchange
4.125% Notes due 2031	GLW31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Corning Incorporated (the “Company”) held its Annual Meeting of Shareholders on April 30, 2026. Of the 859,014,837 shares outstanding and entitled to vote (as of the March 2, 2026 record date), 744,962,130 shares were represented at the meeting, or an 86.72% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting were as follows:

Proposal 1. Election of Directors. Elected the following 10 individuals to the Board to serve as directors until the Annual Meeting of Shareholders in 2027 and until their successors have been duly elected and qualified:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ami Badani	648,303,262	1,812,118	979,380	93,867,370
Leslie A. Brun	646,325,596	3,904,263	864,901	93,867,370
Stephanie A. Burns	618,835,781	31,430,035	828,944	93,867,370
Pamela J. Craig	643,180,027	6,968,595	946,138	93,867,370
Robert F. Cummings, Jr.	626,172,716	24,001,312	920,732	93,867,370
Roger W. Ferguson, Jr.	632,412,768	17,441,172	1,240,820	93,867,370
Thomas D. French	646,839,232	3,352,403	903,125	93,867,370
Daniel P. Huttenlocher	643,436,920	6,756,069	901,771	93,867,370
Kevin J. Martin	629,310,099	20,885,469	899,192	93,867,370
Wendell P. Weeks	622,342,463	25,702,099	3,050,198	93,867,370

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay): Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2026 proxy statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
610,434,132	38,800,367	1,860,261	93,867,370

Proposal 3. Ratification of the Appointment Independent Registered Public Accounting Firm: Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2026.

Votes For	Votes Against	Abstain	Broker Non-Votes
713,266,444	30,785,993	909,693	-

Proposal 4. Shareholder Proposal Requesting Adoption of An Independent Chair Policy: The shareholder proposal asking the Board of Directors to adopt a policy to require that the Chair of the Board be an independent director who has not previously served as an executive officer of the Company was not approved.

Votes For	Votes Against	Abstain	Broker Non-Votes
117,552,061	527,957,300	5,585,399	93,867,370

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Melissa J. Gambol
Name:	Melissa J. Gambol
Title:	Vice President and Corporate Secretary

Date: May 4, 2026